UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2026

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2026 (the “Effective Date”), Arbutus Biopharma Corporation (“Arbutus” or the “Company”), Genevant Sciences GmbH (“Genevant” and together with Arbutus, “Arbutus/Genevant”), and, solely for certain purposes, Genevant Sciences Ltd., and Moderna, Inc. and ModernaTx, Inc. (together, “Moderna”) entered into a settlement agreement (the “Settlement Agreement”) to resolve all patent infringement litigation between Arbutus/Genevant and Moderna pending in the U.S. and internationally relating to Moderna’s unauthorized use of Arbutus/Genevant’s lipid nanoparticle (“LNP”) delivery technology in its vaccines, including Spikevax® (the “LNP Litigation”). The Settlement Agreement requires each of Arbutus/Genevant and Moderna to file stipulated judgments and stipulations of dismissal for the respective courts or tribunals to enter judgment or dismiss with prejudice or withdraw (as the case may be) all claims in the LNP Litigation. Moderna may appeal from the stipulated judgments solely with respect to whether 28 U.S.C. §1498 (“§ 1498”) bars Arbutus/Genevant’s claims for direct infringement and indirect infringement against Moderna for vaccine doses that were sold to the United States Government under a particular contract and characterized by the U.S. District Court for the District of Delaware as “vaccines that did not go directly to United States Government employees.”

Under the terms of the settlement, Moderna will make a $950.0 million noncontingent lump sum payment to Arbutus/Genevant on or before July 8, 2026.

In addition, as described in more detail in, and subject to the terms of, the Settlement Agreement, Moderna will make an additional $1.3 billion contingent lump sum payment to Arbutus/Genevant (i) if the Court of Appeals for the Federal Circuit (whether by the initial panel, upon panel rehearing or en banc) affirms, or if there is a final non-appealable judgment that affirms, the rejection of Moderna’s affirmative defense pursuant to § 1498 by the District Court in its entirety or otherwise holds that § 1498 does not bar Arbutus/Genevant’s claim against Moderna as to either or both of direct infringement and indirect infringement with respect to all of the doses subject to Moderna’s appeal, or (ii) upon a failure to timely file, or voluntary dismissal of, Moderna’s appeal (any of the foregoing under (i) or (ii), a “Arbutus/Genevant § 1498 Victory”). If the appellate court instead determines that § 1498 bars Arbutus/Genevant’s infringement claims as to some, but not all, of the doses subject to Moderna’s appeal, the Settlement Agreement provides that Moderna will pay Arbutus/Genevant a prorated amount of $1.3 billion, calculated based on the number of doses for which § 1498 bars Arbutus/Genevant’s infringement claims as clearly articulated by the Federal Circuit, or if not clearly articulated by the Federal Circuit, as mutually agreed by the parties or determined in an accelerated binding arbitration process. Any payment from Moderna to Arbutus/Genevant as described in this paragraph is referred to herein as the “Contingent Payment.”

Under certain circumstances, as described in more detail in, and subject to the terms of, the Settlement Agreement, if the Arbutus/Genevant § 1498 Victory is subsequently overturned in Moderna’s favor in a final nonappealable decision, Arbutus/Genevant is required to return the Contingent Payment to Moderna, plus interest. If, following a Arbutus/Genevant § 1498 Victory, either (i) Moderna does not timely appeal such Arbutus/Genevant § 1498 Victory or (ii) such Arbutus/Genevant § 1498 Victory is subsequently affirmed in a final nonappealable decision, Moderna will have no further right to a potential repayment of the Contingent Payment.

The Settlement Agreement includes mutual financial covenants to ensure payment or repayment of the Contingent Payment, as described above.

The Settlement Agreement also contains customary mutual releases in favor of each of Arbutus/Genevant and Moderna in respect of the LNP Litigation. In addition, the Settlement Agreement includes a fully paid-up, royalty free, irrevocable, non-exclusive, worldwide license and covenant not to sue granted by Arbutus/Genevant to Moderna under any patents and patent applications owned or licensable by Arbutus/Genevant or their respective direct and indirect wholly owned subsidiaries to make, sell and generally otherwise exploit Moderna’s SPIKEVAX, mNEXSPIKE and mRESVIA vaccines and any other mRNA vaccines that include a lipid SM-102-based LNP formulation against an infectious disease and meet certain conditions, as well as a covenant not to sue with respect to certain other Arbutus/Genevant patents and Moderna products.

As previously disclosed, under the Company’s license with Genevant, the Company is entitled to receive, after deduction of litigation costs, 20% of the proceeds received by Arbutus/Genevant pursuant to the Settlement Agreement or, if less, tiered low single-digit royalties on net sales of the infringing product (including the proceeds from the Settlement Agreement, which will be treated as net sales). The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending on December 31, 2025 (or earlier filing with the U.S. Securities and Exchange Commission).

Item 8.01. Other Events.

On March 3, 2026, Arbutus/Genevant issued a press release announcing entry into the Settlement Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: March 3, 2026	By:	/s/ Tuan Nguyen
Tuan Nguyen
Chief Financial Officer